Exhibit 10.5

PERSONAL GUARANTY

This PERSONAL GUARANTY (this “Guaranty”) is made as of October 31, 2012 by Francisco Clouthier, an individual (“Guarantor”), in favor of Calavo Growers, Inc., a California corporation (“Seller”).

1. Guarantee of Notes. This Guaranty is executed in connection with the purchase of Seller’s Membership Interest (the “Membership Interest”) in Maui Fresh International, LLC, a California limited liability company (the “Company”), by San Rafael Distributing, Inc., an Arizona corporation (“Buyer”). Guarantor is a shareholder, officer, and director of Buyer, and will benefit from the Buyer’s purchase of the Membership Interest from Seller. Buyer executed two promissory notes in connection with its obligation to pay for its purchase of Seller’s Membership Interest; an Equity Secured Promissory Note in the original principal amount of $991,520 dated October 31, 2012 (the “Equity Note”) and a Goodwill Secured Promissory Note in the original principal amount of $1,337,694 dated October 31, 2012 (the “Goodwill Note”). Together, the Equity Note and the Goodwill Note are referred to as the “Notes”; provided, however, that if only one Note is in default, all references to the Notes hereunder shall refer solely to the Note that is in default. Guarantor hereby unconditionally and irrevocably guarantees full payment and performance by Buyer of all of Buyer’s obligations under the Notes and any modifications and extensions of either or both Notes (collectively, the “Obligations”). All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Notes.

2. Purpose and Consideration. The execution and delivery of this Guaranty by Guarantor is a condition to Seller’s willingness to sell its Membership Interest to Buyer in consideration of the Notes, and Guarantor recognizes that Seller will rely upon this Guaranty. Guarantor has a significant employment and ownership interest in Buyer, and Buyer is becoming the sole Member of the Company, and, accordingly, Guarantor acknowledges that Guarantor will receive material direct and indirect benefits from Buyer’s purchase of Seller’s Membership Interest in the Company and Buyer’s execution of the Notes.

3. Guarantee is Independent and Absolute. The obligations of Guarantor hereunder are independent of the obligations of Buyer and of any other person who may become liable with respect to the Obligations. Guarantor is jointly and severally liable with Buyer and with any other guarantor for the full and timely payment and performance of all of the Obligations. Guarantor expressly agrees that a separate action or actions may be brought and prosecuted against Guarantor (or any other guarantor), whether or not any action is brought against Buyer, any other guarantor, or any other person for any Obligations guaranteed hereby and whether or not Buyer, any other guarantor, or any other persons are joined in any action against Guarantor. Guarantor further agrees that Seller shall have no obligation to proceed against any security for the Obligations prior to enforcing this Guaranty against Guarantor, and that Seller may pursue or omit to pursue any and all rights and remedies Seller has against any person or with respect to any security in any order or simultaneously or in any other manner. All rights of Seller and all obligations of Guarantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Notes, and (b) any other circumstances which might otherwise constitute a defense available to, or a discharge of the Buyer in respect of, the Obligations, until full payment thereof.

4. Guarantee of Payment and Performance. Guarantor’s liability under this Guarantee is a guarantee of payment and performance of the Obligations and not of collectability, and is not conditioned or contingent upon the genuineness, validity or enforceability of the Notes, and Guarantor hereby waives any and all benefits and defenses under Section 2810 of the California Civil Code and agrees that by doing so Guarantor is liable even if Buyer had no liability at the time of execution of the Notes or thereafter ceases to be liable. Guarantor’s liability hereunder shall continue until all sums due under the Notes have been paid in full and shall not be limited or affected in any way by any impairment or any diminution or loss of value of any security or collateral for the Notes.

5. Consents. Guarantor hereby consents to and waives notice of any extensions of time for performance which Seller may grant to Buyer and to any modifications or amendments of the Notes or extensions or renewals of the terms thereof. Guarantor waives notice of any default in the payment of any amount due under the Notes.

6. Waivers by Guarantor. Guarantor hereby waives (1) presentment, demand, protest and notice of protest, notice of dishonor and of non-payment, notice of acceptance of this Guarantee, and diligence in collection; (2) notice of the existence, creation, or incurring of any new or additional Obligations under the Notes; (3) any right to require Seller to proceed against, give notice to, or make demand upon the Buyer; (4) any right to require Seller to proceed against or exhaust any security or to proceed against or exhaust any security in any particular order; (5) any right to require Seller to pursue any remedy of Seller; (6) any right to direct the application of any security held by Seller; (7) any defense arising out of any disability or other defense of Buyer, including bankruptcy, dissolution, liquidation, cessation, impairment, modification, or limitation, from any cause, of any liability of the Buyer, or of any remedy for the enforcement of such liability; (8) any statute of limitations affecting the liability of Guarantor hereunder; and (9) any other defenses available to a surety under applicable law.

7. Bankruptcy Reimbursements. Guarantor hereby agrees that if all or any part of the Obligations paid to Seller by Buyer or any other party liable for payment and satisfaction of the Obligations (other than Guarantor) are recovered from Seller in any bankruptcy proceeding, Guarantor shall reimburse Seller immediately on demand for all amounts of such Obligations so recovered from Seller, together with interest thereon at the default rate set forth in the Notes from the date such amounts are so recovered until repaid in full to Seller, and, for this purpose, this Guarantee shall survive repayment of the Notes.

8. Jurisdiction and Venue. Jurisdiction and venue shall be in the County of Los Angeles, State of California.

9. Assignability. This Guarantee shall be binding upon Guarantor and Guarantor’s heirs and representatives and shall inure to the benefit of Seller and Seller’s successors and assigns.

10. Payment of Costs of Enforcement. In the event any action or proceeding is brought to enforce this Guarantee, Guarantor shall pay all reasonable costs and expenses of Seller in connection with such action or proceeding, including, without limitation, reasonable attorneys’ fees incurred by Seller.

11. Notices. Any notice required or permitted to be given by Guarantor or Seller under this Guarantee shall be in writing and will be deemed given (a) upon personal delivery, (b) on the first business day after receipted delivery to a courier service which guarantees next-business day delivery, or (c) on the third business day after mailing, by registered or certified United States mail, postage prepaid, in any case to the appropriate party at its address set forth below:

To Seller:

Calavo Growers Inc.

1141A Cummings Road

Santa Paula, California 93060

Attention: Chief Financial Officer

Fax: (805) 921-3287

To Guarantor:

Francisco Clouthier

San Rafael Distributing, Inc.

1601 East Olympic Avenue, Bay 509-510

Los Angeles, California 90021

Fax: (213) 688-9768

Either party may change such party’s address for notices or copies of notices by giving notice to the other party in accordance with this Section 11.

12. Severability of Provisions. If any provision hereof shall be invalid or unenforceable, then such provision shall be limited to the extent required to make it valid and enforceable, and, if required, severed from this Guaranty, and the remainder of the document shall remain in full force and effect.

13. Waiver. Neither the failure of Seller to exercise any right or power given hereunder or to insist upon strict compliance by Buyer, Guarantor, any other guarantor, or any other person with any of its obligations set forth herein or in the Note shall constitute a waiver of Seller’s right to demand strict compliance with the terms and provisions of this Guaranty.

14. Applicable Law. This Guaranty and the rights and obligations of the parties hereunder shall be governed by and interpreted in accordance with the internal laws of the State of California, without regard to conflict of law principles.

IN WITNESS WHEREOF, Guarantor has executed this Guarantee as of the day and year first above written.

GUARANTOR:

/s/ Francisco Clouthier
Francisco Clouthier

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